                       FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "FIRST AMENDMENT") is made as of the 31st day of March, 2000 by and between WEST 78TH STREET, BLOOMINGTON ASSOCIATES, LLC ("LANDLORD") and AUGUST TECHNOLOGY CORPORATION ("TENANT").

                                R E C I T A L S:

         A. Landlord and Tenant entered into that certain Lease Agreement dated October 18, 1999 (the "LEASE") demising approximately 42,818 square feet of space in the building located at 4900 W. 78th Street in Bloomington, Minnesota.

         B. The costs incurred by Landlord in constructing the East Entrance (as defined in Section 8A[iii] of the Lease) were $65,888.00 and, accordingly, Tenant is obligated to pay for $35,888.00 of such costs pursuant to the terms of Section 8A(iii) of the Lease ("TENANT'S EAST ENTRANCE SHARE").

         C. Pursuant to the terms and conditions of Section 8F of the Lease, Tenant has secured from Landlord $79,907.00 of the additional financing available to Tenant thereunder (the "CURRENT DRAW").

         D. Landlord and Tenant desire to amend the Lease to account for the Current Draw and Tenant's East Entrance Share and to make certain other changes to the Lease as provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

         1. DEFINITIONS. Each capitalized term used as a defined term in this First Amendment but not otherwise defined in this First Amendment shall have the same meaning ascribed to such term in the Lease.

         2. MANDATORY EXPANSION. The date "December 1, 2000" set forth in the first line of Section 1A(i) of the Lease is hereby deleted and the date "January 1, 2001" is substituted therefor. Additionally, the date "December 1, 2002" set forth in Section 1A(ii) of the Lease is hereby deleted and the date "January 1, 2003" is substituted therefor.

         3.       OPTIONAL EXPANSION. The date "February 28, 2002" set forth in
Section 1B(i) of the Lease is hereby deleted and the date "March 31, 2002" is substituted therefor. Additionally, the date "December 1, 2002" in the second line of Section 1B(ii) of the Lease is hereby deleted and the date "January 1, 2003" is substituted therefor.

         4. TERM. In Section 2 of the Lease, the words "commencing on December 1, 1999 (the "Commencement Date") and terminating on November 30, 2004" are hereby deleted and the words "and one month commencing on January 1, 2000 (the "Commencement Date") and terminating on January 31, 2005" are substituted therefor.

         5. MONTHLY BASE RENT. Section 3 of the Lease is hereby deleted in its entirety and the following Section 3 is substituted therefor:

         MONTHLY BASE RENT: Tenant agrees to pay to Landlord during the Term a monthly Base Rent ("Base Rent") as set forth below:

                                  INITIAL TERM:

                DATE            SQUARE FEET           ANNUAL BASE RENT PER SQUARE FOOT
                ----            -----------           --------------------------------
         1/l/00 - 1/31/01         42,818                          $7.45
         2/l/01 - 1/31/02         52,619                          $7.45
         2/l/02 - 1/31/03         52,619                          $7.94
         2/1/03 - 1/31/04         62,843(1)                       $7.94
         2/l/04 - 1/31/05         62,843(1)                       $8.59


                                  RENEWAL TERM:

                DATE            SQUARE FEET           ANNUAL BASE RENT PER SQUARE FOOT
                ----            -----------           --------------------------------
         2/l/05 - 1/31/06         62,843(1)                       $8.19
         2/l/06 - 1/31/07         62,843(1)                       $8.48
         2/1/07 - 1/31/08         62,843(1)                       $8.48

         Subject to Sections 20 and 25 herein and except as otherwise expressly set forth herein, Base Rent shall be payable on the first day of each month in advance, without deduction or setoff of any kind, to Landlord and delivered to Landlord's managing agent, Ryan Properties, Inc., 700 International Centre, 900 Second Avenue South, Minneapolis, Minnesota 55402, or at such other place as may from time to time be designated by Landlord.

----------
(1) Assumes no exercise of the Third Expansion Premises Option. If such option were exercised, "Square Feet" would equal 78,437, and "Annual Base Rent Per Square Foot" would remain unchanged.

         6. RENT ABATEMENT. Notwithstanding anything contained herein or in the Lease to the contrary, Tenant's obligation to pay Base Rent, Additional Rent and all other rents and charges under the Lease shall (a) abate in full for the period from the Commencement Date through and including January 10, 2000 and
(b) shall be calculated as if the Premises only contain 20,101 square feet for the period from January 11, 2000 through and including January 31, 2000.

         7. ADDITIONAL RENT. Pursuant to the terms of Sections 8A(iii) and 8F of the Lease, to account for Tenant's East Entrance Share and the Current Draw, on the first day of May, 2000 and on the first day of each month thereafter during the Initial Term, Tenant agrees to pay Landlord $2,396.42 as additional rent. Such payments shall be made at the same times and in the same manner as payments of monthly Base Rent are made under the terms of the Lease.

         8. NO OFFER. Submission of this instrument for examination or negotiation shall not bind Landlord or Tenant, and no obligation on the part of Landlord or Tenant shall arise until this instrument is signed and delivered by Landlord and Tenant.

         9. NOTICES. All notices to Tenant under the Lease shall be sent to the attention of the Chief Operating Officer of Tenant. Additionally, copies of all notices given to Landlord shall be provided to Lutheran Brotherhood, 625 Fourth Avenue South, Suite 1500, Minneapolis, Minnesota 55415, Attn: Manager - Real Estate Equity Portfolio.

         10. LANDLORD'S COVENANTS REGARDING LEASEHOLD IMPROVEMENTS. Effective as of the date hereof, the date "November 30, 2000" in Section 8B(ii) of the Lease is hereby deleted and the date "January 31, 2001" is substituted therefor.

         11. UTILITY COSTS. In the third sentence of Section 9A of the Lease the date "November 30, 2002" is hereby deleted and the date "December 31, 2002" is substituted therefor.

         12. EQUIPMENT. Notwithstanding anything contained in the Lease to the contrary, upon the expiration or earlier termination of the Lease, Tenant shall not remove the compressed vacuum air supply from the Premises and the same shall automatically become the property of Landlord.

         13. LEASE IN FULL FORCE AND EFFECT. Except as herein provided, all of the terms and provisions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Lease Agreement to be duly executed and delivered as of the day and year first written above.

LANDLORD:                                   TENANT:

WEST 78TH STREET,                           AUGUST TECHNOLOGY
BLOOMINGTON ASSOCIATES, LLC                 CORPORATION


By                                          By
  --------------------------------            ----------------------------------

Its                                         Its
   -------------------------------             ---------------------------------

                       SECOND AMENDMENT TO LEASE AGREEMENT


         THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "SECOND AMENDMENT") is made as of the 25th day of July, 2000 by and between WEST 78TH STREET, BLOOMINGTON ASSOCIATES, LLC ("LANDLORD") and AUGUST TECHNOLOGY CORPORATION ("TENANT").

                                R E C I T A L S:

         A. Landlord and Tenant entered into that certain Lease Agreement dated October 18, 1999 as amended by that certain First Amendment to Lease Agreement dated March 31, 2000 (collectively, the "LEASE") demising approximately 42,818 square feet of space in the building located at 4900 W. 78th Street in Bloomington, Minnesota.

         B. Landlord and Tenant desire to make certain changes to the Lease as provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

         1. DEFINITIONS. Each capitalized term used as a defined term in this Second Amendment but not otherwise defined in this Second Amendment shall have the same meaning ascribed to such term in the Lease.

         2. MANDATORY EXPANSION. Effective as of the date hereof, Section 1A of the Lease is modified in the following respects:

         (a) The date "January 1, 2001" in the first line of Section 1A(i) is hereby deleted and the date "October 1, 2000" is substituted therefor.

         (b) In the third line of Section 1A(i) a period is hereby placed immediately after the words "(the "First Expansion Premises")" and the balance of Section 1A(i) is deleted in its entirety.

         (c) The date "January 1, 2003" in the first line of Section 1A(ii) of the Lease is hereby deleted and the date "October 1, 2000" is substituted therefor.

         (d) In the third line of Section 1A(ii) a period is hereby placed immediately after the words "(the "Second Expansion Premises")" and the balance of Section 1A(ii) is deleted in its entirety.

         3. MONTHLY BASE RENT. Section 3 of the Lease is hereby deleted in its entirety and the following Section 3 is substituted therefor:

         MONTHLY BASE RENT: Tenant agrees to pay to Landlord during the Term a monthly Base Rent ("Base Rent") as set forth below:

                                  INITIAL TERM:

                DATE            SQUARE FEET           ANNUAL BASE RENT PER SQUARE FOOT
                ----            -----------           --------------------------------
         1/l/00 - 9/30/00         42,818                         $7.45
         10/l/00 - 1/31/02        62,843(1)                      $7.45
         2/l/02 - 1/31/03         62,843(1)                      $7.94
         2/1/03 - 1/31/04         62,843(1)                      $7.94
         2/l/04 - 1/31/05         62,843(1)                      $8.59


                                  RENEWAL TERM:

                DATE            SQUARE FEET           ANNUAL BASE RENT PER SQUARE FOOT
                ----            -----------           --------------------------------
         2/l/05 - 1/31/06         62,843(1)                       $8.19
         2/l/06 - 1/31/07         62,843(1)                       $8.48
         2/1/07 - 1/31/08         62,843(1)                       $8.48

         Subject to Sections 20 and 25 herein and except as otherwise expressly set forth herein, Base Rent shall be payable on the first day of each month in advance, without deduction or setoff of any kind, to Landlord and delivered to Landlord's managing agent, Ryan Properties, Inc., 700 International Centre, 900 Second Avenue South, Minneapolis, Minnesota 55402, or at such other place as may from time to time be designated by Landlord.

         4. RENT ABATEMENT. Notwithstanding anything contained herein or in the Lease to the contrary and without limitation of the abatement described in Section 16 of the Lease (as amended hereby), Tenant's obligation to pay Base Rent and Additional Rent with respect to the Second Expansion Premises shall abate in full for the period commencing on the date on which Tenant would otherwise be required to pay Base Rent and Additional Rent for the Second Expansion Premises under the terms of the Lease and ending on the date falling nine (9) months thereafter (such period being hereinafter referred to as the "SECOND EXPANSION PREMISES

----------
(1) Assumes no exercise of the Third Expansion Premises Option. If such option were exercised, "Square Feet" would equal 78,437, and "Annual Base Rent Per Square Foot" would remain unchanged.

ABATEMENT PERIOD"); it being understood, however, that Tenant shall be obligated to pay Utility Costs with respect to the Second Expansion Premises during the Second Expansion Premises Abatement Period.

         5.       LEASEHOLD IMPROVEMENTS. Effective as of the date hereof,
Section 8 of the Lease is modified in the following respects:

         (a) the following language is added to the end of the sentence comprising Section 8B(ii):

                  with respect to the "initial" Premises, the first anniversary of Tenant's occupancy of the First Expansion Premises with respect to the First Expansion Premises, the first anniversary of Tenant's occupancy of the Second Expansion Premises with respect to the Second Expansion Premises and the first anniversary of Tenant's occupancy of the Third Expansion Premises with respect to the Third Expansion Premises.

         (b)      the following sentence is added after the first sentence of
                  Section 8C:

                  In addition, on or prior to October 1, 2000, Landlord shall, at Tenant's cost (but subject to the $80,000 allowance to be contributed by Landlord described below), construct the "Leasehold Improvements" to the First Expansion Premises described in certain plans and specifications to be prepared by BDH & Young and approved by Landlord and Tenant.

         (c) the date "October 1, 2002" in the first line of Section 8D is hereby deleted and the date "October 1, 2000" is substituted therefor.

         (d)      the following sentence is added after the first sentence of
                  Section 8D:

                  In addition, on or prior to October 1, 2000, Landlord shall, at Tenant's cost (but subject to the $90,000 allowance to be contributed by Landlord described below), construct the "Leasehold Improvements" to the Second Expansion Premises described in certain plans and specifications to be prepared by BDH & Young and approved by Landlord and Tenant; it being further agreed that any modifications, notes or supplements to the preliminary plans and specifications heretofore provided to Tenant shall be furnished to Landlord on or prior to August 1, 2000.

         (e) in the fourth sentence of Section 8D "$40,000.00" is hereby deleted and "$90,000.00" is substituted therefor.

         6. DELAY IN POSSESSION. Effective as of the date hereof, Section 16 of the Lease is modified in the following respects:

         (a)      in the fourth line of Section 16B, the words "falling sixty
                  (60) days after" are deleted.

         (b)      the following language is added to the end of Section 16B:

                  In addition, and without limitation of the foregoing abatement, if, subject to Excused Delays, the First Expansion Premises have not been delivered to Tenant with the improvements specified in Section 8C above substantially completed by October 31, 2000, then, Tenant shall be entitled to Additional Expansion Rent Abatement (as hereinafter defined), which Additional Expansion Rent Abatement shall be applied against the first installment(s) of Base Rent due and owing with respect to the First Expansion Premises until the same is fully utilized. For purposes hereof, the term "Additional Expansion Rent Abatement" shall mean, in the aggregate, (i) one day of Base Rent abatement for each day that the Delivery Date (as hereinafter defined) is delayed beyond October 31, 2000 and up to November 30, 2000, (ii) one and one-half days of Base Rent abatement for each day that the Delivery Date is delayed beyond November 30, 2000 and up to December 31, 2000 and (iii) two days of Base Rent abatement for each day that the Delivery Date is delayed beyond December 31, 2000. For purposes hereof, the term "Delivery Date" shall mean the date that Landlord delivers the First Expansion Premises or the Second Expansion Premises, as the case may be, to Tenant with the pertinent improvements set forth in Section 8 above substantially completed.

         (c)      the date "October 1, 2002" set forth in the third line of
                  Section 16C of the Lease is hereby deleted and the date "October 1, 2000" is substituted therefor.

         (d)      in the fourth line of Section 8C, the words "falling sixty
                  (60) days after" are deleted.

         (e)      the following language is added to the end of Section 16C:

                  In addition, and without limitation of the foregoing abatement, if, subject to Excused Delays, the Second Expansion Premises have not been delivered to Tenant with the improvements specified in Section 8D above substantially completed by October 31, 2000, then, Tenant shall be entitled to Additional Expansion Rent Abatement, which Additional Expansion Rent Abatement shall be applied against the first installment(s) of Base Rent due and owing with respect to the Second Expansion Premises until the same is fully utilized.

         7. ASBESTOS. Landlord acknowledges that the tile floor covering in the First Expansion Premises and the Second Expansion Premises contains asbestos ("ACM"). Without in any way limiting any of Landlord's covenants and obligations in the Lease concerning asbestos and other Hazardous Substances, Landlord agrees that prior to October 1, 2000, Landlord shall remove and dispose of any and all tile and other floor materials containing ACM that are located in areas of the First Expansion Premises and Second Expansion Premises designated by crosshatching on Exhibit A attached hereto and made a part hereof. Such removal and disposal shall (a) be performed at Landlord's sole cost and expense and in accordance with all federal, state and local laws and ordinances concerning the same so that Tenant is able to take possession of the First Expansion Premises and Second Expansion Premises by October 1, 2000 and (b) be coordinated with Tenant and Tenant's contractors in an effort to facilitate the construction process and Tenant's move to the First Expansion Premises and Second Expansion Premises.

         8. NO OFFER. Submission of this instrument for examination or negotiation shall not bind Landlord or Tenant, and no obligation on the part of Landlord or Tenant shall arise until this instrument is signed and delivered by Landlord and Tenant.

         9. LEASE IN FULL FORCE AND EFFECT. Except as herein provided, all of the terms and provisions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Lease Agreement to be duly executed and delivered as of the day and year first written above.

LANDLORD:                                   TENANT:

WEST 78TH STREET,                           AUGUST TECHNOLOGY
BLOOMINGTON ASSOCIATES, LLC                 CORPORATION


By                                          By
  --------------------------------            ----------------------------------

Its                                         Its
   -------------------------------             ---------------------------------

                                    EXHIBIT A

                         DEPICTION OF AREAS TO BE ABATED